Acquisition Contract Liabilities	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Business Combination and Asset Acquisition [Abstract]
Acquisition Contract Liabilities

3. Acquisition Contract Liabilities

On March 25, 2019, we entered into an agreement (as amended, the “Share Purchase Agreement”) with Maruho Co, Ltd. (“Maruho”) to acquire 100% of the shares of Cutanea Life Sciences, Inc. (“Cutanea”). As of the date of the acquisition, Maruho Co, Ltd. owned approximately 29.9% of our parent, Biofrontera AG through its fully owned subsidiary Maruho Deutschland GmbH.

The acquisition of Cutanea has enabled us to market Xepi®, an FDA-approved drug that had been introduced in the US market in November 2018.

After the date of acquisition, we were entitled to restructure the business of Cutanea and be reimbursed by Maruho for these restructuring costs. These restructuring costs Maruho agreed to pay are referred to as “SPA Costs” under the arrangement and are to be accounted for as other income in the period the amounts are determined in accordance with ASC 810. Refer to Note 15, Restructuring costs, for further detail.

Pursuant to the Share Purchase Agreement, Maruho agreed to provide $7.3 million in start-up cost financing for Cutanea’s redesigned business activities (“start-up costs”). These start-up costs are to be paid back to Maruho by the end of 2023 in accordance with contractual obligations related to an earn-out arrangement. In addition, as part of the earn-out arrangement with Maruho, the product profit amount from the sale of Cutanea products as defined in the share purchase agreement will be shared equally between Maruho and Biofrontera until 2030 (“contingent consideration”).

In connection with this acquisition, we recorded: (i) a $4.6 million intangible asset related to the Xepi® license refer, (Refer to Note 9, Intangible Asset, net, for further detail) (ii) a $1.7 million contract asset related to the benefit associated with the non-interest bearing start-up cost financing, (iii) $6.5 million of contingent consideration related to the estimated profits from the sale of Cutanea products to be shared equally with Maruho, (iv) a bargain purchase gain of $5.7 million due to the excess fair value of the net assets acquired over the cash consideration transferred, as well as (v) a favorable lease asset of $69,000 related to the leased properties. The total fair value of the consideration expected to be transferred from the Company to Maruho was the one US dollar purchase price and $6.5 million of contingent consideration related to the earn-out.

The contract asset related to the start-up cost financing is amortized on a straight-line basis using a 6.0% interest rate over the 57-month term of the financing arrangement, which ends on December 31, 2023. The start-up cost financing was determined to represent interest free financing arranged for the benefit of the Company and, as such, was excluded from the purchase consideration. The contract asset is shown net of the related start-up cost financing within acquisition contract liabilities, net.

The contingent consideration was recorded at acquisition-date fair value using a Monte Carlo simulation with an assumed discount rate of 6.0% over the applicable term. The contingent consideration is recorded within acquisition contract liabilities, net. The amount of contingent consideration that could be payable is not subject to a cap under the agreement. The Company re-measures contingent consideration and re-assesses the underlying assumptions and estimates at each reporting period.

Acquisition contract liabilities, net consist of the following:

(in thousands)	September 30, 2021	December 31, 2020

Contingent consideration	$9,300	$7,602
Start-up cost financing	7,300	7,300
Contract asset	(805)	(1,074)
Acquisition contract liabilities, net	$15,795	$13,828

Contingent consideration, which relates to the estimated profits from the sale of Cutanea products to be shared equally with Maruho, is reflected at fair value within acquisition contract liabilities, net on the balance sheets. The fair value is based on significant inputs not observable in the market, which represent a Level 3 measurement within the fair value hierarchy. The valuation of the contingent consideration utilizes a Monte Carlo simulation model, which incorporates the following key assumptions and estimates: (i) the product profit amount to be shared equally with Maruho, (ii) remaining contractual term, (iii) risk discount rate, and (iv) payment discount rate of 6.0%. The Company re-measures contingent consideration and re-assesses the underlying assumptions and estimates at each reporting period.

The following table provides a roll forward of the fair value of the contingent consideration:

(in thousands)
Balance at December 31, 2018	$-
Issuance of contingent consideration at acquisition date	6,500
Change in fair value of contingent consideration	962
Balance at December 31, 2019	$7,462
Change in fair value of contingent consideration	140
Balance at December 31, 2020	$7,602
Change in fair value of contingent consideration	1,698
Balance at September 30, 2021	$9,300

The change in fair value of the contingent consideration is recorded in operating expenses in the statements of operations. The fair value of the contingent consideration increased $0.7 million and $1.7 million for the three and nine months ended September 30, 2021, respectively. The fair value of the contingent consideration increased $0.1 million and $0.2 million for the three and nine months ended September 30, 2020, respectively.

3. Cutanea Acquisition

On March 25, 2019, we entered into an agreement with Maruho Co, Ltd. (as amended, the “Share Purchase Agreement”) to acquire 100% of the shares of Cutanea Life Sciences, Inc., including its subsidiaries Dermark LLC and Dermapex LLC through our wholly owned subsidiary Biofrontera Newderm LLC, newly founded on March 21, 2019. As of the date of the acquisition, Maruho Co, Ltd. owned approximately 29.9% of Biofrontera AG through its fully owned subsidiary Maruho Deutschland GmbH. Biofrontera AG is our sole shareholder. Further, a pre-existing collaboration and partnership agreement exists between Maruho Co. Ltd. and Biofrontera AG to examine various branded generic drugs in Europe. Under the terms of the agreement, Maruho paid for all the research and development costs incurred, any new intellectual property developed will be jointly owned by both Maruho and Biofrontera AG, and any pre-existing intellectual property retains its respective ownership. The business combination was not determined to have effectively settled the collaborative agreement and no components of the agreement were determined to be attributable to the business combination in accordance with the provisions of ASC 805, Business Combinations

The acquisition of Cutanea Life Sciences, Inc. has enabled us to market Xepi®, an FDA-approved drug that had already been introduced in the US market. Prior to the acquisition, Cutanea had been marketing Aktipak®, a prescription gel for the treatment of acne, as well as Xepi®, a prescription cream for the treatment of impetigo, since November 2018. Due to technical difficulties in the manufacturing process of Aktipak®, sales of the drug were discontinued in summer 2019. Any assets related to Aktipak were determined to have no value in purchase accounting due to the fact that the issues with Aktipak’s manufacture were knowable as of the acquisition date.

We acquired Cutanea for an initial purchase price of one US dollar. Pursuant to the share purchase agreement, Maruho agreed to provide $7.3 million in start-up cost financing for Cutanea’s redesigned business activities (“start-up costs”). These start-up costs are to be paid back to Maruho by the end of 2023 in accordance with contractual obligations related to an earn-out arrangement. In addition, as part of the earn-out arrangement with Maruho, the product profit amount from the sale of Cutanea products as defined in the share purchase agreement will be shared equally between Maruho and Biofrontera until 2030 (“contingent consideration”).

Pursuant to the acquisition agreement, Maruho agreed to pay all liabilities relating to or resulting from the pre-contractual period in excess of cash on hand as of acquisition date (“net liability adjustment”). The net liability adjustment is akin to a working capital adjustment, as such, is accounted for as an increase to the cash balance acquired.

After the date of acquisition, we are entitled to restructure the business of Cutanea. A post-closing integration committee (the “PCI Committee”), consisting of four members, including two representatives from Maruho and two representatives from Biofrontera Inc., was established to provide oversight in determining the restructuring plan and budget for such restructuring costs. The PCI Committee determines the estimated restructuring costs and Maruho ultimately pays for actual restructuring costs incurred as agreed upon by the PCI Committee. Refer to Note 14, Restructuring costs, for further detail. Maruho also indemnifies Biofrontera and Cutanea against all liabilities relating to or resulting from the pre-contractual period. In addition, for the first three months subsequent to the closing date of the acquisition (“working capital period”), Maruho agreed to fund any operating expenses to the extent the actual cash balance is less than the monthly cash target balance (“working capital period operating costs”). The PCI Committee determines the final working capital period operating costs to be paid by Maruho. These restructuring costs and working capital period operating coststs Maruho agreed to pay are collectively referred to as “SPA Costs” under the arrangement. SPA costs reimbursed by Maruho are accounted for as other income in the period the amounts were determined in accordance with ASC 810.

We also completed a restructuring of the legal entities affiliated with Cutanea on December 31, 2019. At the time of the acquisition, Cutanea owned two wholly owned subsidiaries, Dermapex, LLC and Dermarc, LLC, each of which were Delaware limited liability companies that became indirect wholly owned subsidiaries of Biofrontera as a result of our acquisition of Cutanea through Biofrontera Newderm LLC. The restructuring was completed in the following order: (i) each of Dermapex, LLC and Demarc, LLC were merged with and into Cutanea, with Cutanea surviving, (ii) Cutanea was then merged with and into Newderm, with Newderm surviving, and (iii) Newderm was merged with and into Biofrontera Inc., with Biofrontera Inc. surviving. As a result, Dermapex, LLC, Dermarc, LLC, Cutanea and Newderm were each merged out of existence and all of the assets and liabilities of each of the foregoing were transferred by operation of law to Biofrontera Inc.

In connection with this acquisition, we recorded: (i) a $4.6 million intangible asset related to the Xepi® license, (ii) a $1.7 million contract asset related to the benefit associated with the non-interest bearing start-up cost financing, (iii) $6.5 million of contingent consideration related to the estimated profits from the sale of Cutanea products to be shared equally with Maruho, (iv) a bargain purchase gain of $5.7 million due to the excess fair value of the net assets acquired over the cash consideration transferred, as well as (v) a favorable lease asset of $69,000 related to the leased properties. The total fair value of the consideration expected to be transferred from the Company to Maruho was the one US dollar purchase price and $6.5 million of contingent consideration related to the earn-out.

When it became apparent there was a potential for a bargain purchase gain, we reviewed the Cutanea assets acquired and liabilities assumed as well as the assumptions utilized in estimating their fair values. Upon completion of this reassessment, we concluded that recording a bargain purchase gain was appropriate and required under accounting principles generally accepted in the United States of America. We believe the seller was motivated to complete the transaction due to the fact that Cutanea had a history of operating losses, Maruho had invested significant amounts and no longer wanted to financially support the business of Cutanea. Further, the transaction was not subject to competitive bidding and with our complementary products, existing U.S. infrastructure, and industry expertise, we expect we can generate profit and return faster and less expensive than other market participants could and, as such, were an attractive business partner.

The Xepi® license intangible asset was recorded at acquisition-date fair value using an income approach with assumed discount rates of 23.0% over the applicable term. The useful life related to the acquired product license is expected to be approximately 11 years. Certain patents underlie the Xepi® license which extend beyond the license period.

The contract asset of $1.7 million related to the start-up cost financing is amortized on a straight-line basis using a 6.0% interest rate over the 57-month term of the financing arrangement, which ends on December 31, 2023. The start-up cost financing was determined to represent interest free financing arranged for the benefit of the Company and, as such, was excluded from the purchase consideration. The contract asset is shown net of the related start-up cost financing within acquisition contract liabilities, net.

The contingent consideration of $6.5 million was recorded at acquisition-date fair value using a Monte Carlo simulation with assumed discount rates of 6.0% over the applicable term. The contingent consideration is recorded within acquisition contract liabilities, net. The amount of contingent consideration that could be payable is not subject to a cap under the agreement.

The fair value of assets acquired and liabilities assumed at acquisition-date includes the following:

(in thousands)
Assets
Cash and cash equivalents, including $3.2 million working capital adjustment	$25,933
Accounts receivable	1,475
Inventory	857
Other current assets	1,878
Fixed assets	1,504
Other long-term assets	126
Favorable lease asset	69
Acquired product license – Xepi® (Intangible Asset)	4,600
Total Assets	$36,442
Liabilities
Current liabilities	25,132
Contingent consideration, net of contract asset	4,800
Capital lease liabilities	800
Total Liabilities	$30,732
Net Assets Acquired	5,710
Cash Purchase Price	0
Bargain Purchase Gain	$(5,710)

Acquisition contract liabilities, net at December 31, 2019 and 2020 consists of the following:

(in thousands)	December 31, 2019	December 31, 2020
Contingent consideration	$7,462	$7,602
Start-up cost financing	2,900	7,300
Contract asset	(1,431)	(1,074)
Acquisition contract liabilities, net	$8,931	$13,828

Pro Forma Financial Information (unaudited)

The following unaudited pro forma financial information summarizes the combined results of operations of the Company, including Cutanea, as though the companies were combined as of the beginning of the year ended December 31, 2019:

(in thousands except per share amount)	For the year ended December 31, 2019
Revenue	$27,004
Loss from operations	(28,584)
Net loss	(19,773)
Loss per common share:
Basic and diluted	$(19,773.32)

The pro forma financial information for the period presented above has been calculated after adjusting the results of Cutanea to reflect the business combination accounting effects resulting from the acquisition, including removal of a nonrecurring $9.9 million charge for the pre-acquisition termination of a key employee and adjustment of the amortization expense from the acquired intangible asset, as though the acquisition occurred as of the beginning of our year ended December 31, 2019. The pro forma financial information is for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of our year ended December 31, 2019.